Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frederick Vandenberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Destiny Media Technologies, Inc. for the year ended August 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Destiny Media Technologies, Inc..

By:	/s/ Frederick Vandenberg

Name:	FREDERICK VANDENBERG

Title:	Chief Financial Officer

Date:	November 29, 2016